UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2015

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Increase in Commercial Paper Indebtedness

We increased the indebtedness under our existing commercial paper program by $102 million on August 12, 2015 and by $97 million on August 13, 2015. This resulted in an aggregate cumulative total of outstanding commercial paper of $182 million and $279 million, on each respective day. We had outstanding commercial paper of $65 million as of June 30, 2015 as reported in our Form 10-Q filed August 5, 2015. We have used, and expect to use, the proceeds from the sale of the commercial paper notes to retire our $200 million 5% Notes due August 15, 2015, for ordinary working capital needs and other general corporate purposes.

We issued the commercial paper notes in connection with an Issuing and Paying Agent Agreement previously entered into between us and U.S. Bank National Association, and a Master Note, each filed December 5, 2014 as Exhibit 10.1 to our Form 8-K. The total indebtedness authorized under our commercial paper program is $600 million. The notes are unsecured and are issued at par less a discount representing an interest factor, or at par, if interest bearing, with interest based upon market conditions at the time of issuance. The maturity of the notes may not exceed 270 days. The notes are not redeemable or subject to voluntary prepayment prior to maturity. As of August 13, 2015, the outstanding notes had various maturity dates, none of which exceeded 47 days and almost all of which were less than 30 days. Also, as of August 13, 2015, the notes had a weighted average interest rate of 0.44%. The notes rank equally with all of our other unsecured and unsubordinated indebtedness. The notes are subject to certain event of default provisions, including those related to non-payment of principal and interest when due and the bankruptcy or insolvency of our company, which shall cause the notes to become immediately due and payable. Over the long term, and subject to our capital needs, market conditions and alternative capital market opportunities, we expect to maintain the indebtedness under the program by continuously repaying and reissuing notes until such time the outstanding notes are retired with cash from operating activities or replaced with long-term debt. We view the notes as a source of long-term funds and have classified the borrowings under the commercial paper program as long-term borrowings in our balance sheet. We have the intent to roll over such obligations on a long-term basis and have the ability to refinance these borrowings on a long-term basis as evidenced by our revolving credit agreement discussed below. However, we expect that our commercial paper balances may increase or decrease in the short term due to acquisition or divestiture activity and our working capital needs.

Our commercial paper program is supported by our unsecured $600 million multi-currency revolving credit agreement, which expires in August 2019. Reference is made to our (i) Credit Agreement filed August 19, 2011 as Exhibit 10.1 to Form 8-K; (ii) First Amendment to Credit Agreement filed August 26, 2013 as Exhibit 10.2 to Form 8-K; and (iii) Second Amendment to Credit Agreement filed August 19, 2014 as Exhibit 10.3 to Form 8-K. As of August 13, 2015, there was no borrowing and no letters of credit issued under the Credit Agreement. When we borrow or issue letters of credit under the Credit Agreement, our capacity under the Credit Agreement, and consequently, our ability to issue commercial paper, is reduced by a corresponding amount.

U.S. Bank National Association and/or its affiliates have provided from time to time, and may continue to provide, commercial banking and related services, as well as investment banking, financial advisory and other services to us and our affiliates for which we have paid and intend to pay customary fees, and, in some cases, out-of-pocket expenses.

The commercial paper notes will not be, and have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered, reoffered or sold in the United States, or elsewhere, absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any commercial paper notes, nor shall there be any sale of the commercial paper notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or an exemption. This Form 8-K is not intended to condition the market in the United States, or elsewhere, for the issuance of our commercial paper notes.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Executive Officer and Board Chair

On August 15, 2015 the Board of Directors and David S. Haffner agreed to terminate Mr. Haffner’s Employment Agreement and position as Chief Executive Officer without cause effective December 31, 2015, and at such time Mr. Haffner informed the Board of his decision to retire from his positions as director of the Company and Board Chair effective December 31, 2015. Mr. Haffner has been the Company’s CEO since 2006 and Board Chair since 2013. Before assuming the role of CEO, he served as the Company’s Chief Operating Officer for seven years and in numerous positions of increasing responsibility since he joined the Company in 1983.

Appointment of new Chief Executive Officer

As part of the Company’s succession plan, on August 15, 2015, the Board appointed Karl G. Glassman, the Company’s President since 2013 and Chief Operating Officer since 2006, to succeed Mr. Haffner as Chief Executive Officer as of January 1, 2016. Mr. Glassman, age 56, served the Company as Executive Vice President from 2002 to 2013, President of Residential Furnishings from 1999 to 2006, Senior Vice President from 1999 to 2002 and in various capacities since 1982. Mr. Glassman joined the Board in 2002. He has an employment agreement with the Company that expires at the 2017 Annual Shareholders Meeting, which is incorporated by reference as Exhibit 10.6.

To the extent that any information called for by Item 5.02(c)(3) is not determined or is unavailable, the Company will provide such information, if required, in an amendment to this Form 8-K within four (4) business days after the information is determined or becomes available.

Mr. Haffner and Mr. Glassman have no family relationships with any other director or executive officer of the Company. In addition, there are no related party transactions between the Company and Messrs. Haffner and Glassman other than those described in the “Transactions with Related Persons” section of the Proxy Statement filed March 25, 2015, which is incorporated herein by reference.

Termination of Employment Agreement

On August 15, 2015, the Board of Directors of the Company and David S. Haffner, Board Chair and Chief Executive Officer agreed to terminate Mr. Haffner’s employment agreement with the Company dated March 1, 2013 (the “Employment Agreement”) without cause. The termination will be effective December 31, 2015 at which time Mr. Haffner will cease to be an employee of the Company and will retire from his positions as a director of the Company and Board Chair. Also, on August 15, 2015, consistent with our succession plan, the Board of Directors appointed Karl G. Glassman, the Company’s current President and Chief Operating Officer, to assume the position of Chief Executive Officer as of January 1, 2016.

Reference is made to the Employment Agreement, dated March 1, 2013, filed March 6, 2013 as Exhibit 10.2 to the Company’s Form 8-K. Except as otherwise noted, benefits provided under the Employment Agreement were those generally available to executive officers and/or employees. The key provisions of the Employment Agreement included: (i) Position: Chief Executive Officer; (ii) Term: 4-Years, ending at the 2017 Annual Shareholders Meeting; (iii) Base Salary: currently $1,130,000, subject to annual increases on or about April 1 of each year as determined by the Compensation Committee; (iv) Cash Bonus: determined under the Key Officers Incentive Plan at 115% Target Percentage of Base Salary on 12/31; (v) Restricted Stock Unit Grant: 50,000 RSUs, 25% vesting immediately, and 25% each year over 3-year period; (vi) Termination: Mr. Haffner could terminate upon six months prior written notice, the Company could terminate without cause at any time, and the Company could terminate for cause; and (vii) Mr. Haffner is subject to non-competition restrictions for a period ending on the later of (a) two years after termination of employment, or (b) the term of the agreement.

Pursuant to the terms of the Employment Agreement, Mr. Haffner, after termination without cause, will be entitled to: (1) continuation of his base salary through the 2017 Annual Shareholders Meeting in the amount in effect as of August 15, 2015 ($1,130,000); (2) annual cash bonuses for calendar years 2015, 2016 and a partial year through the 2017 Annual Shareholders Meeting pursuant to the Company’s Key Officers Incentive Plan based upon his target incentive percentage in effect as of August 15, 2015 (115% of Base Salary) and the payout percentages for corporate plan participants for the applicable bonus years; (3) immediate vesting for the remaining 12,500 restricted stock units (which convert into shares of common stock on a one-to-one basis) awarded to him in connection with the Employment Agreement; (4) continued vesting through the 2017 Annual Shareholders Meeting for all equity-based compensation awards granted to him prior to August 15, 2015 (including the Performance Stock Unit awards to Mr. Haffner in 2013, 2014 and 2015, and the Profitable Growth Incentive awards to Mr. Haffner in 2014 and 2015); and (5) medical coverage for himself, his spouse and eligible dependents through the two-year non-compete period ending December 31, 2017. Pursuant to the terms of the Employment Agreement, in addition to the non-competition covenant, Mr. Haffner must maintain the confidential information and trade secrets of the Company and enter into an agreement not to sue the Company. The disclosure above is only a brief description of the Employment Agreement and is qualified in its entirety by such agreement which is incorporated herein by reference as Exhibit 10.5. For more detailed information regarding the Key Officers Incentive Plan, Restricted Stock Units, Performance Stock Units and Profitable Growth Incentive Awards, please see the “Compensation Discussion & Analysis” section of the Company’s Proxy Statement filed March 25, 2015, which is incorporated by reference.

Under U.S. GAAP, the Company is required to estimate the compensation for Mr. Haffner after December 31, 2015 and accelerate the recognition of these costs into 2015. Because most of Mr. Haffner’s future compensation under the Employment Agreement contains both cash and stock components based upon market and performance conditions, it is difficult to estimate the fair value of these costs with certainty. Based on current facts and circumstances, we expect to record accelerated costs for Mr. Haffner during 2015 of approximately $8 million. However, these costs could be as high as $18 million depending upon the final valuation of certain equity grants.

Termination of Amended and Restated Severance Benefit Agreement

Mr. Haffner and the Company are parties to an Amended and Restated Severance Benefit Agreement dated March 1, 2013 (the “Severance Agreement”) filed March 6, 2013 as Exhibit 10.5 to our Form 8-K. The Severance Agreement will automatically terminate as of December 31, 2015 when Mr. Haffner is no longer an employee of the Company. Upon a change in control of the Company, the Severance Agreement provides for severance payments and benefits during a “Protected Period” following a change in control. The Protected Period is 36 months.

The payments and benefits payable under the Severance Agreement are subject to a “double trigger”; that is, they become payable only after both (i) a change in control of the Company and (ii) Mr. Haffner’s employment is terminated by the Company (except for cause or upon total disability) or Mr. Haffner terminates his employment for “good reason.” The terms “change in control,” “for cause,” “total disability,” and “good reason” are defined in the Severance Agreement. The Severance Agreement had no fixed termination period.

Upon termination of employment by the Company (except for cause or upon total disability) or by the executive for good reason following a change in control, the Company would be required to provide the following payments and benefits: (i) Base Salary: through the date of termination; (ii) Cash Incentive Award under Key Officers Incentive Plan: pro-rata incentive award at the maximum payout level for the year of termination; (iii) Monthly Severance Payments: 100% of Base Salary plus Target Percentage (which is

115% of Base Salary under Incentive Plan), each multiplied by 3, paid over 36 months; (iv) Continued Benefits: continued health insurance and fringe benefits for 36 months, as permitted by Internal Revenue Code, or an equivalent lump sum payment; and (v) Additional Retirement Benefit: lump sum additional benefit under the Company’s retirement plans based on the actuarial equivalent of an additional 36 months of continuous service.

All amounts received by Mr. Haffner as health insurance or fringe benefits from a new full-time job will reduce the benefits under the Severance Agreement. However, Mr. Haffner is not required to mitigate the amount of any termination payment or benefit provided under the Severance Agreement. The disclosure above is only a brief description of the Severance Agreement and is qualified in its entirety by such agreement which is incorporated herein by reference as Exhibit 10.7. For more detailed information regarding the Severance Agreement, please see the “Severance Benefit Agreements” subsection on page 54 of the Company’s Proxy Statement filed March 25, 2015, which is incorporated by reference.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on August 17, 2015 announcing the retirement of Mr. Haffner and the appointment of Mr. Glassman as Chief Executive Officer of the Company. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements. This report contains “forward-looking statements.” These statements include, without limitation, our expectations regarding our plans to maintain our commercial paper indebtedness under certain circumstances, and expected compensation costs related to the termination of the Employment Agreement with David S. Haffner, and are identified either by the context in which they appear or by use of words such as “anticipate,” “believe,” “estimate,” “expect,” “forecasted,” “intends,” “may,” “plans,” “should” or the like. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described in this provision. Any forward-looking statement reflects only the beliefs of the Company or its management at the time the statement is made. Because all forward-looking statements deal with the future, they are subject to risks, uncertainties and developments which might cause actual events or results to differ materially from those envisioned or reflected in any forward-looking statement. Moreover, we do not have, and do not undertake, any duty to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement was made. For all of these reasons, forward-looking statements should not be relied upon as a prediction of actual future events, objectives, strategies, trends or results. It is not possible to anticipate and list all risks, uncertainties and developments which may cause actual events or results to differ from forward-looking statements. However, some of these risks and uncertainties include: (i) increases or decreases in our capital needs, which may vary depending on a variety of factors, including, without limitation, any acquisition or divestiture activity and our working capital needs; (ii) market conditions; (iii) alternative capital market opportunities, including, without limitation, the relative attractiveness of longer-term debt financing or equity financing; (iv) changes in the assumptions regarding achievement of performance targets in compensation awards and final valuation of certain equity grants; and (v) other factors described under “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K filed February 26, 2015 with the SEC, as updated by the Company’s Quarterly Reports on Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Issuing and Paying Agent Agreement, between U.S. Bank National Association and the Company, dated December 2, 2014, and Master Note, dated December 3, 2014, each filed December 5, 2014 as Exhibit 10.1 to the Company’s Form 8-K, are incorporated by reference. (SEC File No. 001-07845)

10.2	Credit Agreement, dated August 19, 2011, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein, filed August 19, 2011 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.3	First Amendment to Credit Agreement, dated August 22, 2013, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein, filed August 26, 2013 as Exhibit 10.2 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.4	Second Amendment to Credit Agreement, dated August 15, 2014, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein, filed August 19, 2014 as Exhibit 10.3 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.5	Employment Agreement between the Company and David S. Haffner, dated March 1, 2013, filed March 6, 2013 as Exhibit 10.2 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.6	Employment Agreement between the Company and Karl G. Glassman, dated March 1, 2013, filed March 6, 2013 as Exhibit 10.3 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.7	Amended and Restated Severance Benefit Agreement between the Company and David S. Haffner, dated March 1, 2013, filed March 6, 2013 as Exhibit 10.5 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.8	Summary Sheet for Executive Cash Compensation, filed March 26, 2015, as Exhibit 10.4 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.9	The Company’s 2014 Key Officers Incentive Plan, effective January 1, 2014, filed March 25, 2014 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.10	Form of Restricted Stock Unit Award pursuant to the Company’s Flexible Stock Plan, filed March 6, 2013 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.11	2011 Form of Performance Stock Unit Award Agreement pursuant to the Company’s Flexible Stock Plan, (applicable to 2011 grants through 2014 grants), filed January 6, 2011 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.12	2015 Form of Performance Stock Unit Award Agreement pursuant to the Company’s Flexible Stock Plan, (applicable to 2015 grants and all grants thereafter), filed November 4, 2014 as Exhibit 10.2 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.13	2014 Form of Profitable Growth Incentive Award Agreement and Terms and Conditions (applicable to 2014 and 2015 awards), filed March 3, 2014 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

99.1*	Press Release of the Company dated August 17, 2015

*	Denotes furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: August 17, 2015	By:	/s/ JOHN G. MOORE
John G. Moore
Senior Vice President - Chief Legal & HR Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Issuing and Paying Agent Agreement, between U.S. Bank National Association and the Company, dated December 2, 2014, and Master Note, dated December 3, 2014, each filed December 5, 2014 as Exhibit 10.1 to the Company’s Form 8-K, are incorporated by reference. (SEC File No. 001-07845)

10.2	Credit Agreement, dated August 19, 2011, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein, filed August 19, 2011 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.3	First Amendment to Credit Agreement, dated August 22, 2013, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein, filed August 26, 2013 as Exhibit 10.2 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.4	Second Amendment to Credit Agreement, dated August 15, 2014, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein, filed August 19, 2014 as Exhibit 10.3 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.5	Employment Agreement between the Company and David S. Haffner, dated March 1, 2013, filed March 6, 2013 as Exhibit 10.2 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.6	Employment Agreement between the Company and Karl G. Glassman, dated March 1, 2013, filed March 6, 2013 as Exhibit 10.3 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.7	Amended and Restated Severance Benefit Agreement between the Company and David S. Haffner, dated March 1, 2013, filed March 6, 2013 as Exhibit 10.5 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.8	Summary Sheet for Executive Cash Compensation, filed March 26, 2015, as Exhibit 10.4 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.9	The Company’s 2014 Key Officers Incentive Plan, effective January 1, 2014, filed March 25, 2014 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.10	Form of Restricted Stock Unit Award pursuant to the Company’s Flexible Stock Plan, filed March 6, 2013 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.11	2011 Form of Performance Stock Unit Award Agreement pursuant to the Company’s Flexible Stock Plan, (applicable to 2011 grants through 2014 grants), filed January 6, 2011 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.12	2015 Form of Performance Stock Unit Award Agreement pursuant to the Company’s Flexible Stock Plan, (applicable to 2015 grants and all grants thereafter), filed November 4, 2014 as Exhibit 10.2 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.13	2014 Form of Profitable Growth Incentive Award Agreement and Terms and Conditions (applicable to 2014 and 2015 awards), filed March 3, 2014 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

99.1*	Press Release of the Company dated August 17, 2015

*	Denotes furnished herewith.